UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Note Purchase Agreement

On January 31, 2020 (the “Effective Date”), Cohen & Company, LLC (the “Operating LLC”), a Delaware limited liability company and a subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), entered into a Note Purchase Agreement (the “Purchase Agreement”), by and among the Operating LLC, JKD Capital Partners I LTD, a New York corporation (“JKD”), and RN Capital Solutions LLC, a Delaware limited liability company (“RNCS”). JKD is owned by Jack J. DiMaio, Jr., a current member of the Company’s board of directors, and his spouse.

Pursuant to the Purchase Agreement, on the Effective Date, (i) JKD purchased from the Operating LLC a Senior Promissory Note in the aggregate principal amount of $2,250,000 (the “JKD Note”); and (ii) RNCS purchased from the Operating LLC a Senior Promissory Note in the aggregate principal amount of $2,250,000 (the “RNCS Note” and, together with the JKD Note, the “Notes” and, each, individually, a “Note”). On the Effective Date, JKD paid $2,250,000 to the Operating LLC and RNCS paid $2,250,000 to the Operating LLC in consideration of the JKD Note and the RNCS Note, respectively.

Pursuant to the Purchase Agreement, the Operating LLC agreed to use the proceeds received from the issuance of the Notes to repay in full all amounts outstanding under the Senior Promissory Note, dated September 25, 2019, issued by the Company to Pensco Trust Company, Custodian fbo Edward E. Cohen IRA in the principal amount of $4,385,628 (the “Cohen IRA Note”).

The Purchase Agreement contain customary representations and warranties on the part of each of JKD, RNCS and the Operating LLC.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Notes

The Notes are substantially identical. Pursuant to each Note, the unpaid principal amount and all accrued but unpaid interest thereunder will be due and payable in full on January 31, 2022; provided, that, at any time after January 31, 2021 and prior to January 31, 2022, the holder of the Note may, with at least 31 days’ prior written notice from the holder to the Operating LLC, declare the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Note to be immediately due and payable.

Each Note accrues interest on the unpaid principal amount from the date of the Note at a rate equal to 12% per year. Interest on each Note is payable in cash quarterly on each January 1, April 1, July 1, and October 1, commencing on April 1, 2020.  Under each Note, upon the occurrence or existence of any “Event of Default” thereunder, the outstanding principal amount is (or in certain instances, at the option of the holder thereof, may be) immediately accelerated. Further, upon the occurrence of any “Event of Default” under each Note and for so long as such Event of Default continues, all principal, interest and other amounts payable under the Note will bear interest at a rate equal to 13% per year.

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The Notes may not be prepaid in whole or in part prior to January 31, 2021. At any time following January 31, 2021, each Note may, with at least 31 days’ prior written notice from the Operating LLC to the holder thereof, be prepaid in whole or in part without the prior written consent of the holder and without penalty or premium.

The Notes and the payment of all principal, interest and any other amounts payable thereunder are senior obligations of the Operating LLC and will be senior to any Indebtedness (as defined in the Notes) of the Operating LLC outstanding as of the Effective Date, except that the Notes rank parri passu to one another and to the Convertible Senior Secured Promissory Note, dated March 10, 2017, issued by the Operating LLC to the DGC Family Fintech Trust in the aggregate principal amount of $15,000,000.

Pursuant the Notes, following the Effective Date, the Operating Company may not incur any Indebtedness that is a senior obligation to the Notes.

The foregoing descriptions of the JKD Note and the RNCS Note do not purport to be complete and are qualified in their entirety by reference to the full text of the JKD Note and the RNCS Note, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 30, 2019, the Company issued the Cohen IRA Note on September 25, 2019 and the Cohen IRA Note amended and restated the Convertible Senior Promissory Note, as amended, originally issued by the Company to The Edward E. Cohen IRA on August 28, 2015 in the aggregate principal amount of $4,385,628.

The Cohen IRA Note was due and payable September 25, 2020. A description of the Cohen IRA Note can be found in the Company’s Current Report on Form 8-K, filed with the SEC on September 30, 2019.

As required by the Purchase Agreement, on February 3, 2020, the Company prepaid the Cohen IRA Note in full. The Company did not incur any early termination penalties in connection with the prepayment of the Cohen IRA Note.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for information concerning the Notes, which information is incorporated by reference in response to this Item 2.03.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1*	Note Purchase Agreement, dated as of January 31, 2020, by and among Cohen & Company, LLC, JKD Capital Partners I LTD and RN Capital Solutions LLC.
10.2*	Senior Promissory Note, dated January 31, 2020, issued by Cohen & Company, LLC to JKD Capital Partners I LTD in the aggregate principal amount of $2,250,000.
10.3*	Senior Promissory Note, dated January 31, 2020, issued by Cohen & Company, LLC to RN Capital Solutions LLC in the aggregate principal amount of $2,250,000.

* Filed electronically herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: February 3, 2020	By:	/s/ Joseph W. Pooler, Jr.
Name: Joseph W. Pooler, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer